Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

Amendment No. 1 to nonexclusive License and Development Agreement

This Amendment No. 1 to Nonexclusive License and Development Agreement (this “Amendment”), effective as of the date signed by the last Party to sign below (“Amendment Effective Date”), by and between Gritstone Oncology, Inc., having a place of business at 5959 Horton St #300, Emeryville, CA 94608 (“Gritstone”), and Genevant Sciences GmbH, a limited liability company organized and existing under the laws of Switzerland, having an address of Viaduktstrasse 8, 4051 Basel, Switzerland (“Genevant”).

Background

A. Genevant and Gritstone entered into that certain Nonexclusive License and Development Agreement, dated as of January 15, 2021 (the “Agreement”).

B. The Parties have mutually agreed to amend the Agreement as follows in accordance with Section 10.11 of the Agreement.

Now, therefore, in consideration of the mutual covenants and undertakings contained herein, and on the terms and subject to the conditions set forth herein, the Parties hereby agree as follows:

1.
Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Agreement.
2.
The text of Section 4.6(a) of the Agreement is hereby deleted and replaced in its entirety with the following:

“(i) The Royalty due and payable under Section 4.5 for [***] with respect to a Product shall be reduced, on a country-by-country basis, by an amount equal to [***]; and (ii) if during the Royalty Payment Term for a Product and country, the manufacture, use and sale of such Product becomes no longer Covered by at least one Valid Claim in such country, the Royalty due and payable [***]; provided that, notwithstanding clauses (i) and (ii) above and notwithstanding Section 4.6(b), in no event will the Royalty payable by Gritstone to Genevant [***]. For clarity, [***].”

3.
Except as amended by this Amendment, the Agreement shall continue in full force and effect pursuant to its terms.
4.
This Amendment may be executed in two (2) counterparts, each of which shall be deemed an original but all of which together shall constitute one (1) and the same instrument. This Amendment may be executed by each Party by facsimile or electronic (e.g., .pdf) signature and such signature shall be deemed to bind such Party as if it were an original signature.
5.
This Amendment shall be governed and construed in accordance with the internal laws of the State of New York, USA, excluding any choice of law rules that may direct the application of the laws of another jurisdiction.

[Signature page follows]

In Witness Whereof, Genevant and Gritstone have duly executed this Amendment as of the respective dates set forth below, effective as of the Amendment Effective Date.

Gritstone Oncology, Inc.	Genevant Sciences GmbH
By: /s/ Andrew Allen	By: /s/ Markus Rohrwild
Name: Andrew Allen	Name: Markus Rohrwild
Title: President and CEO	Title: Managing Director
Date: Jan. 28, 2021	Date: 29-Jan-2021 5:05 AM EST